UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 10, 2005
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                Date of report (Date of earliest event reported)


                           Chester Valley Bancorp Inc.
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                        000-18833                 23-2598554
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(State or other jurisdiction        (Commission               (IRS Employer
 of incorporation)                  File Number)            Identification No.)


100 E. Lancaster Avenue, Downingtown, Pennsylvania                19335
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(Address of principal executive offices)                        (Zip Code)


                                 (610) 269-9700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

Chester Valley Bancorp Inc.'s subsidiary First Financial Bank (the "Bank") has received a subpoena for the production of documents from the Regional Municipal Securities Counsel in the Philadelphia Office of the Securities and Exchange Commission (the "SEC"). The subpoena arises out of a non-public SEC investigation titled "Hummelstown General Authority," which Authority issued non-rated revenue bonds now in default, underwritten by the firm of a former director of Chester Valley Bancorp and the Bank.

The SEC subpoena seeks documents concerning non-rated municipal securities, including those issued to finance the Whitetail Project by the Dauphin County General Authority and the Hummelstown General Authority, through the former director's firm, and related matters. First Financial Bank is working with the SEC lawyers to assist the SEC in its investigation. The Bank previously has produced documents to the SEC in response to the SEC's voluntary request for assistance in this matter.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Chester Valley Bancorp Inc.


Date         03/10/05                   By: /s/ Joseph T. Crowley
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                                            Joseph T. Crowley
                                            Chief Financial Officer & Treasurer


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